UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2011

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Duke Realty Corporation Investor and Analyst Conference

Officers of Duke Realty Corporation (the “Company”) are hosting an Investor and Analyst Conference that began on February 23, 2011 and ends on February 24, 2011. The Company is delivering a presentation on February 24, 2011 that includes written communications comprised solely of slides. A copy of the slide presentation will be available at http://investor.dukerealty.com/phoenix.zhtml?c=60691&p=irol-presentations for a period of 12 months following the live audio webcast. To access the webcast, visit the “Investor Relations” area of the Company’s website at http://investor.dukerealty.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ HOWARD L. FEINSAND
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated: February 24, 2011